Exhibit 99.1

First Quarter 2017 Investor Call May 9, 2017 Oncor Electric Delivery

Forward Looking Statements This presentation contains forward-looking statements, which are subject to various risks and uncertainties. Discussion of risks and uncertainties that could cause actual results to differ materially from management’s current projections, forecasts, estimates and expectations is contained in filings made by Oncor Electric Delivery Company LLC (Oncor) with the Securities and Exchange Commission (SEC). Specifically, Oncor makes reference to the section entitled “Risk Factors” in its annual and quarterly reports. In addition to the risks and uncertainties set forth in Oncor’s SEC filings, the forward-looking statements in this presentation could be affected by, among other things: prevailing governmental policies and regulatory actions; legal and administrative proceedings and settlements, including the exercise of equitable powers by courts; any impacts on Oncor as a result of the bankruptcy proceedings involving Energy Future Holdings Corp. (EFH) and certain of its subsidiaries and the change in indirect ownership of Oncor proposed in such proceedings; weather conditions and other natural phenomena; acts of sabotage, wars or terrorist or cyber security threats or activities; economic conditions, including the impact of a recessionary environment; unanticipated population growth or decline, or changes in market demand and demographic patterns; changes in business strategy, development plans or vendor relationships; unanticipated changes in interest rates or rates of inflation; unanticipated changes in operating expenses, liquidity needs and capital expenditures; inability of various counterparties to meet their financial obligations to Oncor, including failure of counterparties to perform under agreements; general industry trends; hazards customary to the industry and the possibility that Oncor may not have adequate insurance to cover losses resulting from such hazards; changes in technology used by and services offered by Oncor; significant changes in Oncor’s relationship with its employees; changes in assumptions used to estimate costs of providing employee benefits, including pension and other post-retirement employee benefits, and future funding requirements related thereto; significant changes in critical accounting policies material to Oncor; commercial bank and financial market conditions, access to capital, the cost of such capital, and the results of financing and refinancing efforts, including availability of funds in the capital markets and the potential impact of disruptions in US credit markets; circumstances which may contribute to future impairment of goodwill, intangible or other long-lived assets; financial restrictions under Oncor’s revolving credit facility and indentures governing its debt instruments; Oncor’s ability to generate sufficient cash flow to make interest payments on its debt instruments; actions by credit rating agencies; and Oncor’s ability to effectively execute its operational strategy. Any forward-looking statement speaks only as of the date on which it is made, and Oncor undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which it is made or to reflect the occurrence of unanticipated events. Regulation G This presentation includes certain non-GAAP financial measures. Reconciliations of these measures to the most directly comparable GAAP measures are included in this presentation, which is available on Oncor’s website, www.oncor.com, in the Investor section, and also filed with the SEC. Oncor Electric Delivery 1

1st Quarter 2017 Investor Call Agenda Financial Overview Operational Review Q&A David Davis Chief Financial Officer Bob Shapard Chief Executive Oncor Electric Delivery 2

Residential and Large C&I Metrics Residential Points of Delivery Q11 ’16 vs. Q1 ’17; thousands of meters 1.8% 2,888 2,940 At 3/31/16 At 3/31/17 Large C&I3 Billed MW4 Demand (Average) Q1 ’16 vs. Q1 ’17 17,289 1.6% 17,012 Q1 ‘16 Q1 ‘17 1 Q1 reflects three months ended March 31. 2 Gigawatt-hours 3 Commercial and Industrial 4 Megawatts 5 2016 period adjusted for billing day variation Residential GWH2 Q1 ’16 vs. Q1 ’17 8,649 8,489 1.8% Q1 ‘16 Q1 ‘17 Large C&I GWH Q1 ’165 vs. Q1 ’17 16,537 2.6% 16,121 Q1 ‘16 Q1 ‘17 Oncor Electric Delivery 3

Summary of Financial Results[1]

Adjusted Operating Revenues
Q1[2] '16 vs. Q1 '17; $ millions



922
935
1.4%
232
242
690
693
Q1 '16
Q1 '17
Revenues to pass-through expenses
Revenues contributing to earnings

Adjusted Operating Revenue Increase
Q1 '16 vs. Q1 '17; $ millions

Revenues Contributing to Earnings:		$ millions
Distribution base revenue		(1)
Transmission base revenue (TCOS):		
Billed to 3rd party wholesale customers	9	
Billed to Oncor Distribution, collected from REPs through TCRF	1	
Total transmission base revenue (TCOS)		10
AMS surcharge and other miscellaneous revenues		(6)
Total revenues contributing to earnings		3
Revenues to Pass-Through Expenses:		
3rd party wholesale transmission service billed to Oncor Distribution (i.e. remaining TCRF revenue)		12
Energy efficiency surcharges		(2)
Total revenues to pass through expenses		10
Total operating revenue increase		13

[1] See Appendix for Reg G reconciliations and financial definitions.
[2] Q1 reflects three months ended March 31.

Oncor Electric Delivery

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Summary of Financial Results1 (cont.) Adjusted EBITDA Q12 ’16 vs. Q1 ’17 and TME3 ’16 vs. TME ’17; $ millions 1.8% 1,790 1,823 414 405 2.2% Q1 ‘16 Q1 ‘17 TME ‘16 TME ‘17 Net Income Q1 ’16 vs. Q1 ’17; $ millions 81 73 9.9% Q1 ‘16 Q1 ‘17 1 See Appendix for Reg G reconciliations and definitions. 2 Q1 reflects three months ended March 31. 3 TME reflects twelve months ended March 31. Adjusted Operating Cash Flow Q1 ’16 vs. Q1 ’17; $ millions 140.1% 401 167 Q1 ‘16 Q1 ‘17 Oncor Electric Delivery 5

Ample Liquidity and Stable Credit Metrics1 Secured Revolving Credit Facility2 Balances at March 31, 2017; $ millions 2,000 (889) 1,111 1 1,112 Revolver Capacity Borrowings and Letters Effective Remaining Cash Total Available Liquidity of Credit Capacity Adjusted EBITDA/Cash Interest TME3 ’16 vs. TME ’17; Ratio 5.4x 5.3x TME ’16 TME ’17 1 See Appendix for Reg G reconciliations and financial definitions. 2 Oncor’s revolving credit facility matures in October 2018. 3 TME reflects twelve months ended March 31. Debt/Adjusted EBITDA TME ’16 vs. TME ’17; Ratio 3.7x 3.7x TME ’16 TME ’17 Oncor Electric Delivery 6

1st Quarter 2017 Investor Call Agenda Financial Overview Operational Review Q&A David Davis Chief Financial Officer Bob Shapard Chief Executive Oncor Electric Delivery 7

Appendix - Regulation G Reconciliations and Financial Definitions Oncor Electric Delivery 8

Financial Definitions Measure Adjusted Operating Revenues (non-GAAP) Adjusted Operating Cash Flow (non-GAAP) Debt (non-GAAP) Total Debt (GAAP) Adjusted EBITDA (non-GAAP) Debt/Adjusted EBITDA (non-GAAP) Adjusted EBITDA/Cash Interest (non-GAAP) Definition Oncor operating revenues, less operating revenues of Oncor Electric Delivery Transition Bond Company LLC (BondCo), Oncor’s wholly-owned subsidiary that was dissolved in December 2016 Oncor cash provided by operating activities, less BondCo cash provided by operating activities Oncor total debt, less transition bonds of BondCo Oncor long-term debt (including current portion) plus bank loans Income from continuing operations before interest expense and related charges and provisions in lieu of income tax, plus depreciation and amortization and special items, less BondCo results. EBITDA is a measure used by Oncor to assess performance. Total debt less transition bonds divided by Adjusted EBITDA. Transition, or securitization, bonds are serviced by a regulatory transition charge on wires rates and are therefore excluded from debt in credit reviews. Debt / EBITDA is a measure used by Oncor to assess credit quality. Adjusted EBITDA divided by cash interest expense is a measure used by Oncor to assess credit quality. Oncor Electric Delivery 9

Table 1: Oncor Adjusted Operating Revenues Reconciliation Three Months Ended March 31, 2016 and 2017 $ millions Operating revenues – Oncor Adjustments: Operating revenues – BondCo Adjusted operating revenues, excluding BondCo Q1 ’16 943 (21) 922 Q1 ’17 935 – 935 Oncor Electric Delivery 10

Table 2: Oncor Adjusted EBITDA Reconciliation Three and Twelve Months Ended March 31, 2016 and 2017 $ millions Net income – Oncor Plus: Depreciation & amortization – Oncor Provision in lieu of income taxes – Oncor Interest expense – Oncor Equals: EBITDA – Oncor Adjustments: Net income – BondCo Depreciation & amortization – BondCo Interest expense – BondCo Effects of fair value accounting (pre tax) Regulatory asset amortization in O&M expense Oncor Adjusted EBITDA, excluding BondCo Q1 ’16 Q1 ’17 TME ’16TME ’17 8173415423 211195857769 4840242246 8485336337 4243931,8501,775 ???? (20)?(101)(1) (1)?(5)? (1)?(4)? 12125049 4144051,7901,823 Oncor Electric Delivery 11

Table 3: Oncor Adjusted Operating Cash Flow Reconciliation Three Months Ended March 31, 2016 and 2017 $ millions Operating cash flow – Oncor Adjustments: Operating cash flow – BondCo Adjusted operating cash flow, excluding BondCo Q1 ’16 189 (22) 167 Q1 ’17 401 – 401 Oncor Electric Delivery 12

Table 4: Oncor Total Debt Reconciliation At March 31, 2016 and 2017 $ millions Short-term debt- Oncor Long-term debt due currently – Oncor Long-term debt, less due currently – Oncor Total debt – Oncor, including BondCo Adjustments: Long-term debt due currently – BondCo Long-term debt, less due currently – BondCo Total Oncor debt, excluding BondCo At 3/31/16 1,054 41 5,648 6,743 (41) ? 6,702 At 3/31/17 880 324 5,517 6,721 – ? 6,721 Oncor Electric Delivery 13

Table 5: Oncor Interest and Debt Coverage Twelve Months Ended March 31, 2016 and 2017 $ millions Interest expense and related charges – Oncor Amortization of debt discount – Oncor AFUDC – Oncor Cash interest expense – Oncor Less: Interest expense – BondCo Cash interest expense, excluding BondCo EBITDA, excluding BondCo Total debt, excluding BondCo EBITDA/cash interest – ratio (B / A) Debt/EBITDA – ratio (C / B) TME ’16 336 (3) 6 339 (5) 334 1,790 6,702 5.4x 3.7x TME ’17 337 (3) 8 342 – 342 1,823 6,721 5.3x 3.7x Ref A B C Source Table 2 Table 4 Oncor Electric Delivery 14